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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, as it relates to Timeline Inc, into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-4386 and 333-2190).


                                                       /S/  Arthur Andersen LLP

Seattle, Washington
June 19, 2001